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                                                                   Exhibit 10.14

[***] = CONFIDENTIAL PORTIONS OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                              [JDS UNIPHASE LOGO]

                            EQUIPMENT LOAN AGREEMENT

THIS EQUIPMENT LOAN AGREEMENT ("AGREEMENT") is entered into as of December 10, 2004 ("EFFECTIVE DATE") between JDS Uniphase Corporation, a company incorporated and registered under the laws of the State of Delaware, with offices at 1768 Automation Parkway, San Jose, California 95131 ("JDSU"), and Brillian Corporation, a company incorporated and registered under the laws of the State of Delaware, with offices ("PREMISES") located at 1600 N. Desert Drive, Tempe, Arizona 85281 ("CONSIGNEE") (each, a "PARTY" and collectively, the "PARTIES").

In consideration of the mutual promises and covenants herein contained, and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

1. EQUIPMENT PROVIDED. Subject to the terms and conditions of this Agreement, JDSU will supply and loan the Equipment set out in Schedule A hereto ("EQUIPMENT") to Consignee and Consignee agrees to accept the supply and loan of the Equipment.

2. TERM. This Agreement shall commence on the Effective Date and end on 30 September 2005 ("TERM"), unless terminated earlier in accordance with any provision of this Agreement. In the event that JDSU is not offering for sale complete UltreX3(R) Liquid Crystal on Silicon (LCOS) three panel architecture light engines ("Light Engines") prior to the expiration of this Agreement, the parties agree to negotiate, in good faith either (i) an appropriate extension to the Term of this Agreement or (ii) pricing and terms and conditions for the purchase of the Equipment by Consignee.

3. PERMITTED USE. JDSU grants Consignee a limited license to use the Equipment only for the manufacture of Light Engines manufactured in conjunction with the license and supply agreements executed contemporaneously with this Agreement for use in Consignee's televisions only.

      Equipment may not be used for manufacturing Light Engines to be sold on a stand alone basis or in televisions other than those sold by Consignee.

      Consignee acknowledges and agrees that Consignee is only a bailee of the Equipment on the terms and conditions set out in this Agreement, and that Consignee accepts full responsibility for the Equipment, including its use in accordance with any operation instructions provided or government regulations. Consignee will not pledge or otherwise encumber the Equipment. In the event the premises in which the Equipment is installed are encumbered in any way (e.g. a financial institution has a security interest in the premises), Consignee shall provide notice to any party having such an interest that (a) the Equipment is installed within such premises; (b) the Equipment is the property of JDSU; (c) any encumberance over the premises itself does not extend to the Equipment; and d) JDSU retains its rights of recovery and repossession of the

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      Equipment. Consignee shall immediately report to JDSU: (i) any seizure or attachment of the Equipment by Consignee's creditors; (ii) any petition in bankruptcy, insolvency, receivership or similar proceedings filed by, or against, Consignee; or (iii) any application for a suspension of its debt obligations or arrangement, composition or similar agreement for the benefit of Consignee's creditors.

4. NO TRANSFER OF OWNERSHIP. Nothing in this Agreement shall be deemed to convey any title or ownership interest in the Equipment, and Consignee will not remove any sticker from the Equipment giving notice of JDSU's ownership of the Equipment. Ownership and all right, title and interest in and to any patents, copyrights, trade secrets, trademarks, trade names, service marks, information concerning JDSU or a subsidiary or affiliate of JDSU and their businesses which is in Consignee's knowledge, possession or control or any other proprietary rights relating to any Equipment ("PROPRIETARY INFORMATION") are and shall remain vested solely in JDSU.

5. NON FIXTURE. If the Equipment or any part thereof is or becomes attached to the Premises, the Equipment shall be deemed not to be a fixture and may be removed by JDSU at any time in accordance with the provisions of this Agreement and, upon default of this Agreement, JDSU shall be entitled to enter the Premises at any time for such purpose and shall not be liable to Consignee or any other person in respect of loss or damage arising in respect of such entry or removal; provided, however, that JDSU shall use reasonable care in conducting such entry or removal. The Consignee agrees to waive all rights for action of trespass under applicable law.

6. PROHIBITED USES. Consignee shall use the Equipment only for the permitted use as described in Section 3. Any use or activity by or on behalf of Consignee associated with Equipment that is not expressly permitted by this Agreement is prohibited. Without limiting the generality of the immediately preceding sentence, Consignee agrees not, and not to allow others, to (i) modify, alter, disassemble, cut, destroy, cleave, crush or reverse-engineer Equipment; (ii) sell, rent, loan, donate, give any guarantee or security interest in, transfer possession or purport to transfer title in any way of, Equipment to any third party; (iii) allow any employee, agent or contractor not adequately trained to work with Equipment or not involved in the testing or demonstration of the Equipment to have access to the Equipment; or (iv) use or transport the Equipment outside of the Premises without written permission from JDSU. Consignee may request making modifications or changes to the Equipment, at its own cost, subject to the prior written approval of JDSU. All requests for modifications or changes shall include a detailed written description of such modifications or changes.

7. COSTS. Consignee will bear all costs and expenses associated with Consignee calibration of the Equipment. Consignee is responsible for the ongoing maintenance of the Equipment at its own cost. Consignee shall bear all risk of loss regarding, and be liable for any damage to, the Equipment (reasonable wear and tear excepted). Applicable shipping and insurance costs shall be borne by Consignee. Consignee must, at its cost, insure the Equipment against loss or damage for its replacement value, and consistent with best practices, maintain comprehensive general liability insurance

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      against claims for personal injury or death arising out of the operations and use of the Equipment by the Consignee, its officers, employees, agents and contractors during the term of this Agreement, and will deliver to JDSU, upon request, proof of such insurance policies. Consignee shall pay to JDSU the new replacement cost of the Equipment that is lost, stolen, destroyed or damaged beyond repair. JDSU is entitled to receive all moneys which may become payable by the insurer under any such policy of insurance or by any other person in respect of damage to or loss of the Equipment. Consignee covenants that all moneys received from the insurer or from any other person in respect of any matter above shall if received by Consignee be paid forthwith by Consignee to JDSU and until so paid shall be held by Consignee on trust for JDSU. Consignee shall pay to JDSU a reasonable calibration and refurbishing fee in the event that ownership labels, calibration seals or anti-tamper notices affixed to the Equipment are removed or defaced. Any item, article, accessory, document or thing supplied in conjunction with the Equipment (including operation manuals) not returned to JDSU upon termination or expiration of this Agreement shall be paid for by Consignee with a fee determined by JDSU being charged to Consignee. FCA point shall be FCA JDSU facility and risk of loss shall transfer at the FCA point (for delivery and return).

8. NO WARRANTY. ALL EQUIPMENT IS PROVIDED TO CONSIGNEE "AS IS," AND JDSU DISCLAIMS ANY REPRESENTATION, CONDITION OR WARRANTY OF ANY KIND, EXPRESS, IMPLIED, OR STATUTORY, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTY WITH REGARD TO PERFORMANCE, MERCHANTABILITY, RIGHT, TITLE OR INTEREST, FITNESS FOR A PARTICULAR PURPOSE OR NONINFRINGEMENT OF THIRD PARTY RIGHTS. CONSIGNEE BEARS THE ENTIRE RISK AS TO THE QUALITY AND PERFORMANCE OF EQUIPMENT. WITHOUT LIMITATION, CONSIGNEE ASSUMES ALL RISKS AND LIABILITIES FOR THE EQUIPMENT, AND FOR THE USE, OPERATION OR STORAGE THEREOF, AND FOR INJURIES OR DEATHS OF PERSONS AND DAMAGE TO PROPERTY, HOWSOEVER ARISING, FROM OR INCIDENT TO SUCH USE, OPERATION OR STORAGE, WHETHER SUCH INJURY OR DEATH BE OF AGENTS OR EMPLOYEES OF CONSIGNEE OR OF THIRD PARTIES, AND SUCH DAMAGE BE TO PROPERTY OF CONSIGNEE OR OF OTHERS.

9. LIMITATION OF LIABILITY. TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, IN NO EVENT SHALL JDSU, ITS OFFICERS AND DIRECTORS, EMPLOYEES, CONTRACTORS, AGENTS AND THEIR REPRESENTATIVES BE LIABLE TO CONSIGNEE OR ANY THIRD PARTY FOR ANY DAMAGES, WHETHER DIRECT, INDIRECT, SPECIAL, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR EXEMPLARY COSTS OR DAMAGES, INCLUDING WITHOUT LIMITATION, LITIGATION COSTS, INSTALLATION AND REMOVAL COSTS, LOSS OF DATA, DAMAGE TO PROPERTY, LOSS OF PRODUCTION OR PROFIT, ARISING FROM ANY CAUSE WHATSOEVER INCLUDING, WITHOUT LIMITATION, FROM ANY PERSONAL INJURY OR DEATH, REGARDLESS OF THE FORM OF THE ACTION, WHETHER IN CONTRACT, TORT (INCLUDING NEGLIGENCE), STRICT LIABILITY, OR OTHERWISE, EVEN IF ADVISED OF THE

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      POSSIBILITY OF SUCH COSTS OR DAMAGES. THIS SECTION AND THE LIMITATIONS SET
      FORTH HEREIN, SHALL SURVIVE A FUNDAMENTAL BREACH OR BREACHES AND/OR
      FAILURE OF THE ESSENTIAL PURPOSE OF THE AGREEMENT OR OF ANY REMEDY CONTAINED HEREIN.

10. INDEMNITY. Consignee shall indemnify and hold JDSU and its officers, directors, employees, contractors, agents and representatives, harmless from and against any and all claims, suits, actions, proceedings, losses, damages, penalties, liability, costs (including reasonable attorneys' fees), or any other expenses of whatever nature, including, without limitation, related to damage to property, personal injury and/or death arising out of any act, default, misrepresentation or any omission on the part of Consignee (including negligence), its agents, employees or Consignee representatives, or any third party. Consignee agrees to provide proper training, disclose hazards, and issue safety notices, to all employees, agents and subcontractors having access to Equipment. Without limiting the foregoing, Consignee shall indemnify, save and hold JDSU and its officers, directors, employees, contractors, agents and representatives harmless from and against all claims, suits, actions, proceedings, losses, damages, penalties, liability, costs (including reasonable attorneys' fees), or any other expenses of whatever nature, howsoever arising or incurred because of or incidental to the Equipment or the use, operation or storage or alleged use, operation or storage thereof.

11. CONFIDENTIALITY. Consignee must keep confidential any information about the existence and terms of this Agreement, information obtained under or pursuant to this Agreement, information concerning or in any way connected with JDSU, the business relationship between the Parties (including but not limited to business and technical discussions and other exchanges of information relating to the testing and evaluation of Equipment by Consignee) and must not disclose any such information to any person except any director, officer, employee, adviser or associated entity of Consignee that has a clear need to use that information or pursuant to any applicable law or order or rule of any court, regulatory body, governmental agency or stock exchange without the prior written consent of JDSU, which consent shall not be unreasonably withheld.

12. EXPORT COMPLIANCE. Consignee represents and warrants that Consignee shall, at all times, comply with all applicable laws, governmental orders and regulations and obtain all licenses, permits and approvals required by any government regarding the use or export/import of the Equipment. Consignee shall not transmit, export or re-export, directly or indirectly, separately or as part of any system, the Equipment or any technical data (including processes and services) received from JDSU, without first obtaining i) the written permission of JDSU and ii) any license required by the applicable government, including without limitation, the United States Government and/or any other applicable competent authority. Consignee also certifies that none of the Equipment or technical data delivered to Consignee by JDSU under this Agreement will be delivered to or made available for use by or for, any entity that is engaged in the design, development, production or use of nuclear, biological or chemical weapons or missile technology.

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13.   NOTICES. Any notice or consent required to be sent pursuant to this
      Agreement shall be in writing and shall be deemed to be validly given by the delivery to its recipient, or where a facsimile number is provided, by facsimile transmission, with an original to follow by overnight courier. Any written notice is deemed to have been received, if sent by personal delivery, at the time of its delivery, or if transmitted by facsimile transmission followed by overnight courier on the first (1st) business day following its sending. In the case of a notice to JDSU, a copy must also be sent to JDS Uniphase Corporation of 1768 Automation Parkway San Jose, California 95131 U.S.A, facsimile number +408 546 4350, Attention: General Counsel.

14. TERMINATION. JDSU may terminate this Agreement at any time prior to the end of the Term by providing six (6) months prior written notice to Consignee, which notice shall specify a date on which such earlier termination is to be effective. On the date specified for termination or on expiration of this Agreement, Consignee agrees to: (a) immediately cease using the Equipment if it had not already done so; (b) immediately return to JDSU all Equipment in original condition, minus normal wear and tear, and all written materials and technical data describing, relating to, showing or derived from the Equipment or its use, failing such return JDSU may repossess the Equipment and charge Consignee for all of its costs and expenses incurred in doing so. Consignee consents to JDSU, its servants and agents entering Consignee's premises where the Equipment is located, using such force as is necessary to repossess the Equipment. JDSU will not be liable for any damage to property caused by any person in collecting the Equipment. The Consignee agrees to waive all rights for action of trespass under applicable law. In the event that Consignee does not return the Equipment within the time periods described herein, in addition to any repossession rights JDSU may or may not exercise, JDSU may, at its option, charge Consignee a late fee equal to ten percent (10%) of the list price for the Equipment for each thirty (30) day period Consignee is late in returning Equipment. All other obligations which by their nature would survive termination of this Agreement shall survive termination.

15. GENERAl. This Agreement shall enure to and bind the Parties and their respective legal representatives, successors, assigns, subsidiaries and any party claiming by, through or under either Party. This Agreement constitutes the entire agreement between the parties hereto concerning the subject matter of this Agreement, apart from existing non-disclosure agreements and the license and supply agreements executed contemporaneously with this Agreement, and there are no understandings, agreements, representations, conditions, warranties, or other terms, express or implied, which are not specified herein. No amendment of any provision of this Agreement shall be valid and binding unless the same shall be in writing and signed by the Parties. Consignee shall not assign this Agreement or any of its rights or obligations hereunder without the prior written consent of JDSU, acting in its sole discretion. Waiver by JDSU of any provision herein must be in writing and shall not be deemed to be a waiver of such provision in the future or of any other provision. Neither party has the right or authority to, and shall not, assume or create any obligation of any nature whatsoever on behalf of the other party or bind the other party in any respect whatsoever. In the event that any of the terms of this Agreement become or are declared to be illegal by any court of competent jurisdiction, such terms shall be null and void and shall be deemed

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      deleted from this Agreement, but only to the extent that such term is illegal, it being the intent and agreement of the parties that the Agreement shall be deemed amended by modifying such term to the extent necessary to make it legal while preserving its intent or, if that is not possible, by substituting therefor another term that is legal and achieves the same objective. All remaining terms of this Agreement shall remain in full force and effect. This Agreement may be signed by manual or facsimile signature in several counterparts of like form, each of which when so executed shall be deemed to be an original and such counterparts together shall constitute one and the same instrument.

16. GOVERNING LAW. This Agreement shall be construed and interpreted in accordance with the laws of the State of California without regard to principles of conflicts of law.

IN WITNESS WHEREOF, the Parties have executed this Agreement.

Executed as a Agreement.

JDS UNIPHASE CORPORATION                BRILLIAN CORPORATION

/s/ Christopher S. Dewees               /s/ Wayne A. Pratt
-----------------------------------     ---------------------------------
Name: Christopher S.  Dewees            Name: Wayne A. Pratt
      Senior Vice President                   Vice President and CFO

Date: December 10, 2004                 Date: December 10, 2004

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[***] = CONFIDENTIAL PORTIONS OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL
TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                   SCHEDULE A
                                    EQUIPMENT

                                     [* * *]

Additional equipment, to be provided by Brillian shall be set forth in the License Agreement as part of the technology transfer.

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